Exhibit 10.2

Execution

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

Dated as of: October 21, 2011

by and among

TPG SPECIALTY LENDING, INC.,

as Borrower

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent and Lender

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “First Amendment”) is entered into as of October 21, 2011, by and among TPG SPECIALTY LENDING, INC., a Delaware corporation (“Borrower”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (in its individual capacity, “Deutsche Bank”), as a Lender, as Administrative Agent for Lenders, and each of the other lending institutions that becomes a Lender under the Credit Agreement.

Recitals

WHEREAS, Borrower and Deutsche Bank, as Lender and Administrative Agent, entered into a Revolving Credit Agreement, dated as of September 28, 2011 (as same may be amended, supplemented, renewed, extended, replaced, or restated from time to time, the “Credit Agreement”), pursuant to which Lenders committed to make Loans to Borrower pursuant to the terms thereof; and

WHEREAS, Borrower has requested that certain terms of the Credit Agreement be amended, and Deutsche Bank has consented thereto, pursuant to the terms and conditions hereof; and

WHEREAS, terms used in this First Amendment which are defined in the Credit Agreement shall have the meanings specified therein, as applicable (unless otherwise defined herein).

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

Section 1. Amendment to Revolving Credit Agreement. Borrower and Deutsche Bank hereby amend the Credit Agreement, as of the date hereof, as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) The term “Eligible Investor” is hereby amended and restated as follows:

“Eligible Investors” means those Investors that have executed Acknowledgment Letters (or delivered Subscription Agreements containing substantially the same terms as the Acknowledgement Letters), and are not subject to an Exclusion Event.

(ii) The following new terms are added to Section 1.1 in appropriate alphabetical order:

“First Amendment Date” means the effective date of the First Amendment pursuant to Section 3 thereof.

“First Amendment” means the Amendment to the Revolving Credit Agreement, dated as of October 21, 2011 by and among Borrower and Deutsche Bank, as a Lender and Administrative Agent.

(b) Section 2.21 (g) of the Credit Agreement is hereby amended and restated as follows:

“(g) Acknowledgment Letters. Borrower shall provide an Acknowledgment Letter duly executed by each Eligible Investor (and in respect of any Subsequent Investor that is an Eligible Investor, Borrower shall provide an Acknowledgment Letter duly executed by such Subsequent Investor), substantially in the form attached hereto as Exhibit 2.21(g)-l. Notwithstanding the foregoing, in the event that an Eligible Investor has executed a Subscription Agreement containing substantially the same terms as an Acknowledgment Letter, Borrower shall not be required to provide an Acknowledgment Letter for such Eligible Investor. Borrower shall

2

provide notice to each Investor that is not an Eligible Investor of the grant by Borrower of security interests granted pursuant to the Security Documents, which notice may be made by Borrower pursuant to disclosure thereof in Borrower’s next relevant SEC filings to be made following the Closing Date.”

(c) The last sentence of Section 5.4(b) of the Credit Agreement is hereby amended and restated as follows:

“Borrower shall obtain an Acknowledgment Letter (or a Subscription Agreement containing substantially the same terms as an Acknowledgment Letter) from each Subsequent Investor that becomes an Eligible Investor.”

Section 2. Acknowledgement of Control Agreement. The Borrower and Deutsche Bank hereby agree that the Account Control Agreement delivered on the Closing Date by Borrower, JPMorgan Chase Bank, N.A., as Account Bank and the Administrative Agent satisfies the requirements of Section 2.21(e) of the Credit Agreement and no transfer of the Collateral Account or further amendment or replacement of the Account Control Agreement shall be required under Section 2.21(e) of the Credit Agreement.

Section 3. Representations and Warranties. The Borrower hereby (i) confirms and reaffirms that the representations and warranties contained in the Credit Agreement and the other Loan Documents, to the extent applicable to Borrower, are true and correct in all material respects as of the First Amendment Date, except to the extent that they relate to a particular date, in which case they are true and correct in all material respects on and as of such date as if made on and as of such date, (ii) confirms that, after taking into account this First Amendment, there exists no Event of Default or, to Borrower’s knowledge, no event, which with the giving of notice or lapse of time or both, would become an Event of Default, under the Credit Agreement, and (iii) represents and warrants that Borrower has the power and requisite authority to execute, deliver, and perform its obligations under this First Amendment and is duly authorized to, and has taken all action necessary to authorize it to execute, deliver, and perform its respective obligations under this First Amendment.

Section 4. Conditions Precedent. This First Amendment shall become effective on the First Amendment Date, which shall be the date hereof, subject to the Administrative Agent receiving this First Amendment duly executed and delivered by the Borrower and the other parties hereto;

Section 5. Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed by Borrower. All references to the Credit Agreement in any other document or instrument shall be deemed to mean the Credit Agreement as amended by this First Amendment. This First Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document, but shall constitute an amendment thereof.

Section 6. Fees and Expenses. In accordance with Section 9.6 of the Credit Agreement, Borrower agrees to pay Administrative Agent all reasonable and documented out-of-pocket expenses incurred by Administrative Agent and Lenders, including, without limitation, reasonable and documented legal fees, in connection with preparing, executing, delivering and administering this First Amendment.

Section 7. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute a single agreement. Receipt by telecopy or any other means of electronic communication of any executed signature page to this First Amendment shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 8. Governing Law. This First Amendment shall be governed by the laws of the State of New York as provided in the Credit Agreement and Borrower further agrees to submit to the jurisdiction of New York as provided therein.

[Remainder of Page Intentionally Left Blank

Signature Page Follows.]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers as of the date set forth above.

TPG SPECIALTY LENDING, INC.

By:	/s/ Joshua Easterly
Name:	Joshua Easterly
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers as of the date set forth above.

TPG SPECIALTY LENDING, INC.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
Administrative Agent and as Lender

By:	/s/ Steven Yi
Name:	Steven Yi
Title:	Managing Director

By:	/s/ Jie Chen
Name:	Jie Chen
Title:	Director

Signature Page to First Amendment